SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           June 8, 2006 (June 5, 2006)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                     0-26542                 91-1141254
(State or Other Jurisdiction    (Commission file number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement

On June 5, 2006, Redhook Ale Brewery, Incorporated (the "Company") and U.S. Bank National Association ("U.S. Bank") entered into the Thirteenth Amendment to Amended and Restated Credit Agreement. The amendment, effective as of June 1, 2006, extends the maturity date of the term loan and term note under the Amended and Restated Credit Agreement from June 5, 2007 to June 5, 2012. All remaining terms and conditions of the Amended and Restated Credit Agreement and related loan documents, as amended, will remain in full force and effect. In addition to the Amended and Restated Credit Agreement, the Company maintains an ongoing banking relationship with U.S. Bank.

The Thirteenth Amendment to Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

      Exhibit No.               Description
      ----------------------    ------------------------------------------------

      10.1 Thirteenth Amendment to Amended and Restated Credit Agreement between U.S. Bank National Association and Redhook Ale Brewery, Incorporated, dated as of June 1, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REDHOOK ALE BREWERY, INCORPORATED



Dated:  June 8, 2006                By: /s/ David J. Mickelson
                                         ---------------------------------------
                                           David J. Mickelson
                                           President and Chief Financial Officer



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                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
         -------------------    -----------------------------------------------

                10.1 Thirteenth Amendment to Amended and Restated Credit Agreement between U.S. Bank National Association and Redhook Ale Brewery, Incorporated, dated as of June 1, 2006.



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